Axos Financial, Inc. Investor Presentation NYSE: AXAugust 12, 2025

2 Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to Axos Financial, Inc.’s (“Axos”) financial prospects and other projections of its performance and asset quality, Axos’ deposit balances and capital ratios, Axos’ ability to continue to grow profitably and increase its business, Axos’ ability to continue to diversify its lending and deposit franchises, the anticipated timing and financial performance of other offerings, initiatives, and acquisitions, expectations of the environment in which Axos operates and projections of future performance. These forward- looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this presentation. Actual results and the timing of events could differ materially from those expressed or implied in such forward-looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, tariffs, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2024, Form 10-Q for the quarter ended March 31, 2025 and its last earnings press release, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this presentation, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

3 › Diverse mix of assets, deposits, and fee income reduces risk and provides multiple growth opportunities in varying environments › Asset-based lending at low loan-to-values has resulted in low historical credit losses › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › New business initiatives generate incremental growth › Direct-to-consumer and securities clearing and custody businesses provide differentiated sources of growth › Technology synergies among divisions reduce overall client acquisition and servicing costs Investment Thesis Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth Consumer Banking Commercial Banking Securities

SecuritiesCommercial BankingConsumer Banking › Margin Lending › Securities Lending › SBLOCs › Asset-Based Lending › C&I Lending › Commercial Real Estate Specialty Lending › Equipment Finance › Fund Finance › Lender Finance › Multifamily › Auto Lending › Single-Family Mortgages › Personal Unsecured Lending › Cash Sweeps › Money Market › Cash and Treasury Mgmt. › HOA › Axos Fiduciary Services › Business Management › Payment Processing › Checking › Savings › Money Market › CDs › Bundled Products Deposits › Clearing Fees › Custody Fees › Mutual Fund/ETF Fees › Commissions › Investment Mgmt. Fees › Banking Fees › FX › Prepayment Fees › Mortgage BankingFee Income › Liberty › Axos Professional Workstation (APW) › ACE (Cash and TM) › Zenith (Business Management) › Unity (Fiduciary Services) › Universal Digital BankTechnology Diversified Sources of Lending, Deposits and Fee Income 4

5 PercentilePeer Group1Axos Bank 89%0.69%1.55%ROAA 92%6.40%14.62%Return on Equity 30%2.41%2.09%NIE/Avg Assets 96%2.79%4.68%Net Interest Income 6%72.46%43.45%Efficiency Ratio Source: Uniform Bank Performance Report (UBPR) as of June 30, 2025; data retrieved July 30, 2025. Note 1: Peer group is all savings banks with assets greater than $1 billion for quarter ended June 30, 2025. Axos is a Top Performer Versus Bank Peer Group The 92% on ROE means that the Bank outperformed 92% of all banks. The 6% efficiency ratio ranking means that only 6% of banks have lower expenses in comparison to their revenues.

6 Return on Equity = 16.85% Return on Assets = 1.85% Consolidated Fiscal Fourth Quarter 2025 Highlights Compared with Fiscal Fourth Quarter 2024 8% 8% 6% 7% Asset Growth Deposit Growth Net Income Diluted EPS $ Millions $ Millions $ Millions $ Diluted EPS Q4 2025

7 Diluted EPS and Book Value Per Share Have Been Consistently Strong 20.0% CAGR 18.2% CAGR Diluted EPS (FY) Book Value Per Share (FY) $ Per Share $ Per Share Note 1: The year ended June 30, 2024, included a one-time pre-tax gain of approximately $92.4 million, or $1.11 per diluted common share, related to the FDIC Loan Purchase 1

8 Expanding Net Interest Margin Through a Variety of Interest Rate Cycles 4.35%

9 Loan Growth by Category $ Millions SF Warehouse Lending Multifamily Small Balance Commercial Jumbo Mortgage Asset-Based and Cash Flow Lending Lender Finance Non-RE Capital Call Facilities Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Inc (Mar)Q3 FY25Q4 FY25 $ 89$ 3,697$ 3,786 111498609 (330)2,0591,729 (69)1,2811,212 3425,3715,713 2399851,224 482,5192,567 3162,3172,633 411,5551,596 30400430 64652 —11 $ 823$ 20,729$ 21,552 Lender Finance RE CRE Specialty Other Auto & Consumer

10 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Example of Credit Tools › Board of Directors › Annual Strategic Plan › Corporate Governance › Policies & Approval Authorities Note: Credit Tools list is a sampling and is not purported to be comprehensive.     Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans

11 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL (9.0) (3.1)1.0

12 Commercial Real Estate Specialty1 Detail as of June 30, 2025 62% of total Commercial Real Estate Specialty balance at June 30, 2025 is indirect note structures where Axos has first payment priority; these loans carry a weighted-average LTV of 47%. Below is a breakdown of the stage of the properties underlying the CRES loans: Note 1: Includes Commercial Real Estate Specialty loan portfolio only Weighted Avg. LTVBalance (mm)Loan Type 44%$ 2,618Construction 471,959Bridge 57933Stabilized 44203Pre-development 46%$ 5,713Total

13 Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized Deposit balances as of June 30, 2025 Note 1: Excludes approximately $450 million of off-balance sheet deposits › Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › HOA and property management › Business management and entertainment › Title and escrow companies › 1031 exchange firms › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.1B Consumer Direct $11.6B Specialty Deposits $2.2B Distribution Partners $0.4B Axos Securities $1.0B1 Small Business Banking $0.6B Commercial & Treasury Management $3.9B Diversified Deposit Gathering Business Lines

14 Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits June 30, 2013 Total Deposits = $2.1 billion June 30, 2025 Total Deposits = $20.8 billion Checking and other demand deposits Savings Time deposits Checking/Demand Growth (6/2013 - 6/2025) = 1584% Savings Growth (6/2013 - 6/2025) = 1939% Checking and other demand deposits Savings Time deposits

15 Axos Deposits Have National Reach With Customers in Every State Customer Base and Deposit Volume is Well Distributed Throughout the United States

16 Non-Interest Income Growth and Diversification Year Ended June 30, 2019 Three Months Ended June 30, 2025 Securities Segment Fee Income2 (6/2019 – 6/2025) = 556% Total Non-Interest Income = $82.9 million Total Non-Interest Income = $165.1 million1 Note 1: Represents annualized quarterly June 30, 2025 data Note 2: Includes advisory fee income from AAS business, which was acquired August 2, 2021

17 › Leadership team with more than 100 years combined industry experience. › Proprietary front- and back-end technologies for advisors and broker- dealers. › Axos Advisor Services is the 6th largest RIA custodian in the U.S. › More than $35 billion in Clearing Services client assets under custody and/or administration. Three Months Ended June 30, 2025 Three Months Ended June 30, 2019 Axos Clearing and Custody Highlights $ —Custody 5,442,487 Clearing Fees & Execution 2,198,140Cash Sorting 3,040,793Margin Lending 880,751Securities Lending (30,406)Net Interest Income $ 11,531,765Net Revenues $ 7,749,487Custody 6,666,263Clearing Fees & Execution 14,954,010Cash Sorting 3,999,096Margin Lending 2,101,870Securities Lending 1,183,427Net Interest Income $ 36,654,153Net Revenues

18 Axos Advisor Services (AAS) At A Glance Liberty Provides a Comprehensive Turnkey Platform Automatic Reconciliation Serving 214 RIAs1 ($1M+ AUC) ~$30B Assets Under Custody Small RIAs 2% of Total AUC Advisors with <$25M in AUC Traditional RIAs 43% of Total AUC Gathers and manages assets, works directly with investor TAMPs 55% of Total AUC Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor Data as of June 30, 2025 Note 1: 257 total advisors on Liberty platform; advisors with <$1M AUC comprise <$9M in total assets; there are 9 non-AAS RIAs not on Liberty at Axos Clearing

19 Secular Industry Trends Provide Opportunities for Axos › RIAs need to reduce costs and streamline back-office ops › Automation frees up time/resources for client interactions › Axos to provide bundled securities clearing, custody and banking services › Target small & medium-sized RIAs and IBDs that large custodians do not serve well › Axos to provide succession-based and M&A financing to RIAs and IBDs › Nationwide footprint and industry focus are competitive advantages › Axos offers direct-to-consumer self-directed trading and robo-advisory solutions; will offer private label robo-advisory solutions to independent RIAs Fee Compression for Active and Passive Investment Managers Digitization of Wealth Management Aging Advisor Population is Driving Consolidation and Succession Planning Advisors are Leaving Wirehouses to Become Independent Advisors

Axos Securities Roadmap FuturePresentPast 2026+2023 - 20252018 - 2022 • Learning new skills within the current business vertical (adaptable, siloed) People • Leveraging technology for efficiencies / outsourcing low value tasks (enhanced accuracy, better resource utilization) Processes • Home-grown bi- furcated technology (duplicative, confusing) Technology • Broad growth in competence and knowledge (Collaborative, Aligned, Client-Centric) People • Digital transformation that drives automation and scalability (Data- driven, AI, Machine Learning, Agile) Processes • Entitlement-based single pane of glass tech & open architecture data solution(s) meet clients where they are at (Innovative, Differentiated, Flexible) Technology • Highly skilled in the business segment(s) being served (Uncertainty, frustration) People • Operational inefficiencies (high cost, inflexible) Processes • Closed ecosystem technology and dependent on 3rd party solutions Technology Leverage expertise and technologies in clearing and custody to serve a broader client base 20

21 Customer Acquisition Sales Servicing Distribution › Digital Marketing › Affinity and Distribution Partners › Data mining/target feeding direct marketing › Cross-selling › Automated fulfillment › Inbound call center sales › Outbound call center sales › Minimal outside sales › Significant inside sales › Self-service › Digital journey › Direct banker (call center) › Balance sheet › Whole loan sales options › Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities Axos’ Business Model is Differentiated From Other Banks

22 Evolving Capabilities of the UDB Platform UDB 1.0 UDB 2.0 White Label UDB Banking: Axos deposit products Borrowing: Axos loan products Investing: Managed Portfolios, Self Directed Trading Planning: Account Aggregation, PFM, Credit Monitoring Personalized Offers + Content Co-branded Wealth Management SSO to Enrollment Portals Universal Enrollment: Single, digital point of sale UDB offers a growing set of products, capabilities and integrations Small Business Banking P ro d u ct s + F e a tu re s S e g m e n ts E n a b le rs

23 Automation/Straight-Through Processing Low-Code Development Artificial Intelligence Offshoring • Axos Professional Workstation (APW) development • Code refresh for AAS’ advisor platforms: ALF and Liberty • New feature and platform development for Axos Invest/SDT • QC of various legal documents and contracts • Streamline various credit and portfolio management functions (i.e. appraisal reviews) • Automate additional risk and compliance monitoring tasks • Commercial spreading and manual credit underwriting tasks to ABC/Acuity • Zenith bookkeeping support and journal entries • Accounts payable and other accounting functions • Leverage APIs to streamline workflows for clients on front end in new commercial deposit platform (ACE) • Abstract authentication and entitlements out of core to make it more scalable and customizable Operational Productivity Initiatives

24 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information